Exhibit 10.10

TAX RECEIVABLE AGREEMENT

among

ALVARIUM TIEDEMANN HOLDINGS, INC.

ALVARIUM TIEDEMANN CAPITAL, LLC

and

THE PERSONS NAMED HEREIN

Dated as of January 3, 2023

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (this “Agreement”), dated as of January 3, 2023, is hereby entered into by and among Alvarium Tiedemann Holdings, Inc., a Delaware corporation (the “Purchaser”) Alvarium Tiedemann Capital, LLC (“Umbrella”) and each of the other persons from time to time party hereto (the “Sellers”).

RECITALS

WHEREAS, Cartesian Growth Corporation, an exempted company incorporated under the laws of the Cayman Islands, Umbrella, Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company (“TA”), TIG Trinity GP, LLC, a Delaware limited liability company (“TIG GP”), TIG Trinity Management, LLC, a Delaware limited liability company (“TIG MGMT”, and together with TA, TIG GP, collectively the “Companies”), Alvarium Investments Limited, an English private limited company, and Rook MS LLC, a Delaware limited liability company, entered into that certain Amended and Restated Business Combination Agreement dated as of October 25, 2022 (the “Business Combination Agreement”), prior to which, the Sellers will have contributed all of their interests in the Companies to Umbrella (the “Contribution”) in exchange for Class B Common Units in Umbrella (the “Units”);

WHEREAS, certain Sellers may be selling on the date of the Agreement some (but not all) of their Units to Purchaser (the “Initial Sale”) in connection with the Business Combination (as defined below), and following the Business Combination pursuant to the Business Combination Agreement, the Sellers will receive Class B common stock of Purchaser (the “Purchaser Class B Shares” which, together with the Units, the “Exchangeable Interests”);

WHEREAS, the Exchangeable Interests held by the Sellers may be exchanged for Class A common stock of the Purchaser (the “Class A Shares”) or other consideration including cash, subject to the provisions of the LLC Agreement (as defined below) (each exchange, as well as the Initial Sale, an “Exchange”) that may result in the recognition of gain or loss for U.S. federal income tax purposes to the Sellers as described herein;

WHEREAS, Umbrella and each of its eligible subsidiaries will have in effect an election under Section 754 of the Internal Revenue Code of 1986, as amended (the “Code”) for each Taxable Year (as defined below) in which an Exchange occurs, which election may result in a Basis Adjustment (as defined herein) to the tangible and intangible assets owned by Umbrella and its subsidiaries as of the date of any such Exchange;

WHEREAS, the income, gain, loss, expense and other Tax (as defined below) items of Umbrella may be affected by (i) the Basis Adjustments (as defined herein) and (ii) Imputed Interest (as defined below);

WHEREAS, the parties to this Agreement desire to make certain arrangements with respect to the effect of the Basis Adjustments and Imputed Interest on the liability for Taxes (as defined herein) of Purchaser;

WHEREAS, Exchanges by the Sellers and payments in respect of Tax savings related to such Exchanges will result in Tax savings for Purchaser;

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Definitions. As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Advisory Firms” means one or more accounting firms or similar firms that are nationally recognized as being expert in Tax and/or valuation matters and that is engaged by the Purchaser to assist in the administration of this Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, controls, is controlled by, or is under common control with, such Person.

“Agreed Rate” means the Benchmark plus 100 basis points.

“Basis Adjustment” means the adjustment to the tax basis of a Reference Asset under Sections 734(b), 743(b) and 754 of the Code and comparable sections of state and local tax laws (as calculated under Section 2.01 of this Agreement) as a result of an Exchange (including, without limitation, the payments made pursuant to this Agreement). Notwithstanding any other provision of this Agreement, the amount of any Basis Adjustment resulting from an Exchange of one or more Exchangeable Interests shall be determined without regard to any Pre-Exchange Transfer of such Exchangeable Interests and as if any such Pre-Exchange Transfer had not occurred.

“Benchmark” means SOFR. If SOFR ceases to be published in accordance with the definition thereof or otherwise is not available, the Purchaser shall in good faith select an alternate Benchmark with similar characteristic that gives due considerations to the prevailing market conventions for determining rates of interest in the United States at such time.

“Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“Business Combination” is the merger of Umbrella and Umbrella Merger Sub, LLC as contemplated in the Business Combination Agreement.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of New York shall not be regarded as a Business Day.

“Change of Control” means the occurrence of any of the following events:

(i) any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Securities and Exchange Act of 1934, or any successor provisions thereto, excluding the Sellers, becomes the Beneficial Owner, directly or indirectly, of securities of the Purchaser representing more than fifty percent (50%) of the combined voting power of the Purchaser’s then outstanding voting securities; or

(ii) there is consummated a merger or consolidation of the Purchaser or any direct or indirect subsidiary of the Purchaser with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the board of directors immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a subsidiary, the ultimate parent thereof, or (y) all of the Persons who were the respective Beneficial Owners of the voting securities of the Purchaser immediately prior to such merger or consolidation do not Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation; or

(iii) the shareholders of the Purchaser approve a plan of complete liquidation or dissolution of the Purchaser, or there is consummated an agreement or series of related agreements for the sale or other disposition, directly, or indirectly, by the Purchaser or Umbrella of all or substantially all of its assets, other than such sale or other disposition by the Purchaser of all or substantially all of the Purchaser’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Purchaser in substantially the same proportions as their ownership of the Purchaser immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (ii)(x) above, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the Beneficial Owners of the shares of the Purchaser immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the stock or assets of the Purchaser immediately following such transaction or series of transactions and the Beneficial Owner has substantially the same rights under this Agreement (or equivalent successors to such agreements).

“Code” is defined in the Recitals of this Agreement.

“Control” and its correlatives means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, foreign or local tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

“Early Termination Notice” is defined in Section 4.02 of this Agreement.

“Early Termination Schedule” is defined in Section 4.02 of this Agreement.

“Early Termination Payment” is defined in Section 4.03(b) of this Agreement.

“Exchange” is defined in the Recitals of this Agreement and, to the extent not captured by such, shall also include any “Exchange” as defined in the LLC Agreement.

“Exchange Basis Schedule” is defined in Section 2.02 of this Agreement.

“Exchange Date” means the date any Exchange occurs.

“Exchange Payment” is defined in Section 5.01 of this Agreement.

“Expert” is defined in Section 7.09 of this Agreement.

“Imputed Interest” shall mean any interest imputed under Sections 1272, 1274 or 483 or other provision of the Code and any similar provision of state and local tax law with respect to the Purchaser’s payment obligations under this Agreement.

“IRS” means the United States Internal Revenue Service.

“Late Payment Rate” means the Benchmark plus 500 basis points.

“LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Umbrella, dated as of January 3, 2023, as amended from time to time.

“Non-Stepped Up Tax Basis” means, with respect to any Reference Asset at any time, the Tax basis that such asset would have had at such time if no Basis Adjustments had been made.

“Non-Stepped Up Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of (i) the Purchaser and (ii) without duplication any Tax liability imposed with respect to Umbrella that is allocable to Purchaser under Section 704 of the Code using the same methods, elections, conventions and similar practices used on the relevant Purchaser Return, but using the Non-Stepped Up Tax Basis instead of the tax basis of the Reference Assets and excluding any deduction attributable to the Imputed Interest.

“Payment Date” means any date on which a payment is made pursuant to this Agreement.

“Person” means and includes any individual, firm, corporation, partnership (including, without limitation, any limited, general or limited liability partnership), company, limited liability company, trust, joint venture, association, joint stock company, unincorporated organization or similar entity or governmental entity.

“Pre-Exchange Transfer” means any transfer (including upon the death of a Seller) or distribution in respect of one or more Exchangeable Interests (a) that occurs prior to an Exchange of such Exchangeable Interests, and (b) to which Section 743(b) or 734(b) of the Code applies.

“Purchaser” is defined in the Preamble of this Agreement.

“Purchaser Return” means the federal Tax Return and/or state and/or local Tax Return, as applicable, of the Purchaser filed with respect to Taxes of any Taxable Year.

“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Non-Stepped Up Tax Liability over the actual liability for Taxes of the Purchaser for such Taxable Year using the “with or without” methodology. For the avoidance of doubt, the actual liability for Taxes shall reflect the tax benefit, if any, for the deduction of Imputed Interest. If all or a portion of the actual tax liability for Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination. For this purpose, Taxes of the Purchaser (whether actual liability or Non-Stepped Up Tax Liability) shall include any Taxes of any member of the applicable consolidated group, combined group or unitary group of any of its Affiliates (including the portion of any Tax liability imposed with respect to Umbrella that is allocable to Purchaser under Section 704 of the Code).

“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the actual liability for Taxes of the Purchaser over the Non-Stepped Up Tax Liability for such Taxable Year using the “with or without” methodology. If all or a portion of the actual tax liability for Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination. For this purpose, Taxes of the Purchaser (whether actual liability or Non-Stepped Up Tax Liability) shall include any Taxes of any member of the applicable consolidated group, combined group or unitary group of any of its Affiliates (including the portion of any Tax liability imposed with respect to Umbrella that is allocable to Purchaser under Section 704 of the Code).

“Reconciliation Procedures” means those procedures set forth in Section 7.09 of this Agreement.

“Reference Assets” means (a) all tangible and intangible assets owned (or deemed owned such as through an entity disregarded for tax purposes) at the time of an Exchange (i) by Umbrella or (ii) by entities in which Umbrella owns an interest that are treated as partnerships for U.S. federal income tax purposes and for which an election under Section 754 of the Code is in effect with respect to such Exchange, and (b) any asset to the extent its tax basis is determined by reference to the adjusted basis of an asset referred to in clause (a).

“Schedule” means any of the following: (a) an Exchange Basis Schedule, (b) a Tax Benefit Schedule, (c) a Payment Schedule, or (d) the Early Termination Schedule.

“Sellers” is defined in the preamble to this Agreement.

“Senior Obligations” is defined in Section 5.01 of this Agreement.

“SOFR” means for each month (or portion thereof) during any period, an interest rate per annum equal to the rate per annum reported, on the date two Business Days prior to the first Business Day of such month, on the applicable Bloomberg screen page (or other commercially available source providing quotations of SOFR) for the Secured Overnight Financing Rate as published by the Federal Reserve Bank of New York for such month (or portion thereof). In no event will SOFR be less than 0%.

“Tax Benefit Payment” is defined in Section 3.01(b) of this Agreement.

“Tax Benefit Schedule” is defined in Section 2.03(a) of this Agreement.

“Tax Return” means any return, declaration, report or similar statement required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

“Taxable Year” means a taxable year as defined in Section 441(b) of the Code or comparable section of state or local tax law, as applicable, (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made) ending on or after an Exchange Date in which there is a Basis Adjustment due to an Exchange.

“Tax” or “Taxes” means any and all U.S. federal, state, local and foreign taxes, assessments or similar charges measured with respect to net income or profits and any interest, additions to Tax or penalties applicable or related to such Tax.

“Taxing Authority” means any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Umbrella” is defined in the Preamble of this Agreement.

“Valuation Assumptions” means, as of an Early Termination Date, the assumptions that (1) in each Taxable Year ending on or after such Early Termination Date, the deductions from the Basis Adjustment and the Imputed Interest arising out of previous Exchanges, and any deductions that would arise from any Basis Adjustments and any Imputed Interest as if the deemed Exchanges described in clause (6) of this definition below had been actual previous Exchanges, will continue to be available to the Purchaser without regard to any Change of Control or any dispositions of the Reference Assets on or after the Early Termination Date, (2) the Purchaser will have taxable income sufficient to fully utilize such deductions during such Taxable Year (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions), (3) the U.S. federal and the and state and local income tax rates that will be in effect for each such Taxable Year and apply to all taxable income of the Purchaser will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date, except to the extent any change to such Tax rates for such Taxable Year has already been enacted into law, (4) any loss carryovers generated by the Basis Adjustment or the Imputed Interest and available as of the date of the Early Termination Schedule (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions) will be utilized by the Purchaser on a pro rata basis from the date of the Early Termination Schedule through the earlier of (i) the twentieth anniversary of the first Exchange Date or (ii) the schedule expiration date of such carryforward or carryback, (5) any non-amortizable assets are deemed to be disposed of on the earlier of (i) the fifteenth anniversary of the Basis Adjustment and (ii) the Early Termination Date but in no event earlier than the Early Termination Date, and (6) if, on the Early Termination Date, any Seller has Exchangeable Interests that have not been Exchanged, then such Exchangeable Interests shall be deemed to be Exchanged for the fair market value of the shares of Class A Shares and any other cash or consideration (e.g., taking into account the proceeds of any Change in Control, if applicable) that would be received by such Seller if such Exchangeable Interests had been Exchanged on the Early Termination Date, and as if such Seller had been entitled to receive the amount of cash such Seller would have been entitled to receive under this Agreement had such Exchangeable Interests actually been Exchanged on the Early Termination Date. For the avoidance of doubt, if an Early Termination is effected prior to an Exchange of Exchangeable Interests, Section 2.01 shall be read to include any deemed Exchange referred to in clause (6) above as if such Exchange had actually occurred no later than one day prior to the Early Termination Date.

ARTICLE II

DETERMINATION OF REALIZED TAX BENEFIT

SECTION 2.01. Basis Adjustment. The Purchaser and Umbrella agree that, as a result of any Exchange, the Purchaser’s basis in the applicable Reference Assets shall be increased to the fullest extent permitted by law, determined in accordance with Section 755 of the Code and the applicable Treasury Regulations thereunder. For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent such payments are attributable to Imputed Interest.

SECTION 2.02. Exchange Basis Schedule. Within 90 calendar days after the filing of the U.S. federal income tax return of the Purchaser for each Taxable Year in which any Exchange has been effected, the Purchaser shall deliver to the Sellers a schedule (the “Exchange Basis Schedule”) that shows, in reasonable detail, for purposes of Taxes, (i) the actual unadjusted tax basis of the Reference Assets as of each applicable Exchange Date, (ii) the Basis Adjustment with respect to the Reference Assets as a result of the Exchanges effected in such Taxable Year, calculated in the aggregate, (iii) the period or periods, if any, over which the Reference Assets are amortizable and/or depreciable and (iv) the period or periods, if any, over which each Basis Adjustment is amortizable and/or depreciable.

SECTION 2.03. Tax Benefit Schedule and Payment Schedule.

(a) Within 90 calendar days after the filing of the U.S. federal income tax return of the Purchaser for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, the Purchaser shall provide to the Sellers a schedule showing, in reasonable detail, (i) the calculation of the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year (a “Tax Benefit Schedule”), and (ii) the amount of the Tax Benefit Payment with respect to such Taxable Year, if applicable, that shall be allocated and paid to each Seller (a “Payment Schedule”). The Tax Benefit Schedule and Payment Schedule will each respectively become final as provided in Section 2.04(a) and may each respectively be amended as provided in Section 2.04(b) (subject to the procedures set forth in Section 2.04(b)).

(b) The allocation of any payments hereunder in accordance with the Payment Schedule shall be binding on all Sellers and shall be used for purposes of disbursement of any such payments owing hereunder.

SECTION 2.04. Procedures, Amendments

(a) Procedure. Every time the Purchaser delivers to the Sellers an applicable Schedule under this Agreement (including an Amended Schedule pursuant to Section 2.04(b) of this Agreement), the Purchaser shall also (x) deliver to the Sellers schedules and work papers providing reasonable detail regarding the preparation of the Schedule and (y) allow the Sellers reasonable access to the appropriate representatives at the Purchaser and the Advisory Firms in connection with a review of such Schedule. The applicable Schedule shall become final and binding on all parties unless the Sellers, within 30 calendar days after receiving such Schedule or amendment thereto, provides the Purchaser with notice of a material objection to such Schedule made in good faith. If the parties, negotiating in good faith, are unable to successfully resolve the issues raised in such notice within 30 calendar days after such Schedule was delivered to the Sellers, the Purchaser and the Sellers shall employ the Reconciliation Procedures as described in Section 7.09 of this Agreement.

(b) Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Purchaser (i) in connection with a Determination affecting such Schedule, (ii) to correct material inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to the Sellers, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a material change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other tax item to such Taxable Year, (v) to reflect a material change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year, or (vi) to adjust the Exchange Basis Schedule to take into account payments made pursuant to this Agreement (such schedule, an “Amended Schedule”); provided, however, that such a change under clause (i) attributable to an audit of a Tax Return by an applicable Taxing Authority shall not be taken into account on an Amended Schedule unless and until there has been a Determination with respect to such change.

SECTION 2.05. Section 754 Election. The Purchaser shall cause Umbrella to ensure that, on and after the date hereof and continuing throughout the term of this Agreement, Umbrella and any of its eligible subsidiaries will have in effect an election pursuant to Section 754 of the Code (and under any similar provisions of applicable U.S. state or local law).

ARTICLE III

TAX BENEFIT PAYMENTS

SECTION 3.01. Payments

(a) Payments. Within five (5) Business Days of a Tax Benefit Schedule delivered to the Sellers becoming final, the Purchaser shall pay to the Sellers, , in accordance with the Payment Schedule, for such Taxable Year the Tax Benefit Payment determined pursuant to Section 3.01(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank accounts of the Sellers. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of estimated tax payments, including, without limitation, federal income tax payments.

(b) A “Tax Benefit Payment” means an amount, not less than zero, equal to 85% of the Purchaser’s Realized Tax Benefit, if any, for a Taxable Year, increased by, (1) interest calculated at the Agreed Rate from the due date (without extensions) for filing the Purchaser Return with respect to Taxes for such Taxable Year until the Payment Date (the “Interest Amount”), and (2) the amount of the excess Realized Tax Benefit reflected on an Amended Tax Benefit Schedule for a previous Taxable Year over the Realized Tax Benefit (or Realized Tax

Detriment (expressed as a negative number)) reflected on the Tax Benefit Schedule for such previous Taxable Year; and decreased by, (3) an amount equal to the Purchaser’s Realized Tax Detriment (expressed as a negative number) (if any) for any previous Taxable Year, and (4) the amount of the excess Realized Tax Benefit reflected on a Tax Benefit Schedule for a previous Taxable Year over the Realized Tax Benefit (or Realized Tax Detriment (expressed as a negative number)) reflected on the Amended Tax Benefit Schedule for such previous Taxable Year; provided, however, that the amounts described in 3.01(b)(1), (2), (3) and (4) shall not be taken into account in determining a Tax Benefit Payment attributable to any Taxable Year to the extent such amounts were taken into account in determining any Tax Benefit Payment in a preceding Taxable Year; provided, further, for the avoidance of doubt, the Sellers shall not be required to return any portion of any previously made Tax Benefit Payment. Notwithstanding the foregoing, for each Taxable Year ending on or after the date of a Change of Control, all Tax Benefit Payments, whether paid with respect to Exchangeable Interests that were exchanged (i) prior to the date of such Change of Control or (ii) deemed Exchanged on the date of such Change of Control, shall be calculated by utilizing Valuation Assumptions, substituting in each case the terms “the closing date of a Change of Control” for an “Early Termination Date”.

(c) Imputed Interest. The parties acknowledge that the principles of Section 1272, 1274, or 483 of the Code, as applicable, and the principles of any similar provision of U.S. state and local law, will apply to cause a portion of any Tax Benefit Payment to be treated as imputed interest for applicable tax purposes (“Imputed Interest”).

(d) Computation Rules. Except to the extent the payment of any such Tax Benefit Payment is properly treated as Imputed Interest, the payment of all Tax Benefit Payments will be treated as a subsequent upward purchase price adjustment that gives rise to further Basis Adjustments for the Purchaser beginning with the Taxable Year of payment, and as a result, such additional Basis Adjustments will be incorporated into such Taxable Year continuing for future Taxable Years until any incremental Basis Adjustment benefits with respect to a Tax Benefit Payment equal an immaterial amount, as reasonably determined by the Purchaser in good faith.

SECTION 3.02. No Duplicative Payments. It is intended that the above provisions will not result in duplicative payment of any amount (including interest) required under this Agreement. It is also intended that the provisions of this Agreement provide that 85% of the Purchaser’s Realized Tax Benefit, plus the Interest Amount, is paid to the Sellers, pursuant to this Agreement. The provisions of this Agreement shall be construed in the appropriate manner as such intentions are realized.

SECTION 3.03. Maximum Payment. The parties hereby acknowledge and agree that, as of the date of this Agreement and as of the date of any future Exchanges, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income and other applicable tax purposes. Notwithstanding anything to the contrary in this Agreement, with respect to each Exchange by any Seller, if the Sellers notify the Purchaser in writing of a stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)) to be applied with respect to such Exchange, the amount of the initial consideration received in connection with such Exchange and the aggregate Tax Benefit Payments to such Seller in respect of such Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price.

SECTION 3.04. Pro Rata Payments. Notwithstanding anything in Section 3.01 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Purchaser is limited in a particular Taxable Year because the Purchaser does not have sufficient taxable income, the Realized Tax Benefit for that Taxable Year shall be allocated among all Sellers then-eligible to receive Tax Benefit Payments under this Agreement in proportion to the amounts of Realized Tax Benefit for that Taxable Year, respectively, that would have been attributable to each Seller if the Purchaser had sufficient taxable income so that there were no such limitation.

SECTION 3.05. Payment Ordering. If for any reason the Purchaser does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this Agreement in respect of a particular Taxable Year, then the Purchaser and Sellers agree that (i) Tax Benefit Payments for such Taxable Year shall be allocated to all Sellers eligible to receive Tax Benefit Payments under this Agreement in such Taxable Year in proportion to the amounts of Tax Benefit Payments, respectively, that would have been received by each Seller if the Purchaser had sufficient cash available to make such Tax Benefit Payments and (ii) no Tax Benefit Payments shall be made in respect of any Taxable Year until all Tax Benefit Payments in respect of all prior Taxable Years have been made in full.

ARTICLE IV

TERMINATION

SECTION 4.01. Early Termination of Agreement. The Purchaser may terminate this Agreement with respect to some or all of the Exchangeable Interests held (or previously held and exchanged) by the Sellers at any time by paying to the Sellers, the Early Termination Payment. In addition, upon a Change of Control of the Purchaser, this Agreement shall terminate, and the Purchaser shall pay to the Sellers, the Early Termination Payment. Upon payment of the Early Termination Payment by the Purchaser, neither the Sellers nor the Purchaser shall have any further payment obligations under this Agreement, other than for any (a) Tax Benefit Payment agreed to by the Purchaser and Sellers as due and payable but unpaid as of the Early Termination Notice and (b) Tax Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (b) is included in the Early Termination Payment).

SECTION 4.02. Early Termination Notice. If this Agreement is terminated under Section 4.01 above, the Purchaser shall deliver to the Sellers a notice (the “Early Termination Notice”) setting forth (i) its intention to exercise its right to terminate this Agreement under said Section 4.01 (or the circumstances constituting a Change of Control requiring said termination) and (ii) a schedule (the “Early Termination Schedule”) showing in reasonable detail the calculation of the Early Termination Payment. The applicable Early Termination Schedule shall become final and binding on all parties unless the Sellers, within 30 calendar days after receiving the Early Termination Schedule thereto provide the Purchaser with notice of a material objection to such Schedule made in good faith. If the parties, negotiating in good faith, are unable to successfully resolve the issues raised in such notice within 30 calendar days after such Schedule was delivered to the Sellers, the Purchaser and the Sellers shall employ the Reconciliation Procedures as described in Section 7.09 of this Agreement.

SECTION 4.03. Payment upon Early Termination.

(a) Payment. Within three calendar days after agreement between the Sellers and the Purchaser on the Early Termination Schedule, the Purchaser shall pay to the Sellers, an amount equal to the Early Termination Payment. Such payment shall be made by wire transfer of immediately available funds to the bank accounts designated by the Sellers.

(b) Calculation of Early Termination Payment. The “Early Termination Payment” as of the date of an Early Termination Schedule shall equal the present value, discounted at the Agreed Rate as of the date of the Early Termination Notice, of all Tax Benefit Payments that would be required to be paid by the Purchaser to the Sellers beginning from the Early Termination Date assuming the Valuation Assumptions are applied. For avoidance of doubt, the Early Termination Payment shall take into account any Realized Tax Benefit that would be attributable to the payment of such future Tax Benefit Payments using an iterative process until any incremental Basis Adjustment benefits with respect to a Tax Benefit Payment equal an immaterial amount as reasonably determined by the Purchaser in good faith.

ARTICLE V

SUBORDINATION AND LATE PAYMENTS

SECTION 5.01. Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Purchaser to the Sellers under this Agreement (an “Exchange Payment”) shall, upon any payment or distribution of the assets or securities of the Purchaser upon a total or partial liquidation or a total or partial dissolution of the Purchaser or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Purchaser or its property, rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Purchaser and its subsidiaries (“Senior Obligations”) and shall rank pari passu with all current or future unsecured obligations of the Purchaser that are not Senior Obligations. Nothing in this Section 5.01 shall (a) impair, as between the Purchaser and Sellers, the obligation of the Purchaser to make any Exchange Payment on the date it is required to be made by the Purchaser to the Sellers under this Agreement or (b) prevent the Sellers from exercising their available remedies upon a failure of the Purchaser to make such required payments when due, except in the circumstances expressly set forth in the first sentence of this Section 5.01.

SECTION 5.02. Late Payments by the Purchaser. The amount of all or any portion of an Exchange Payment not made to the Sellers when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Late Payment Rate and commencing from the date on which such Exchange Payment was due and payable.

ARTICLE VI

PURCHASER TAX MATTERS; CONSISTENCY; COOPERATION

SECTION 6.01. Participation in the Purchaser’s Tax Matters. Except as otherwise provided herein, the Purchaser shall have full responsibility for, and sole discretion over, all Tax matters concerning the Purchaser, including without limitation the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes. Notwithstanding the foregoing, the Purchaser shall notify the Sellers of, and keep the Sellers reasonably informed with respect to the portion of, any audit of the Purchaser by a Taxing Authority the outcome of which is reasonably expected to affect Sellers’ rights and obligations under this Agreement, and shall provide to the Sellers reasonable opportunity to provide information and other input to the Purchaser and its advisors concerning the conduct of any such portion of such audit. Purchaser shall not settle any audit or other tax proceeding in a manner that would be reasonably expected to materially and adversely impact the Sellers with respect to the rights or obligations under this Agreement without the prior written consent of the Sellers (such consent may not be unreasonably withheld, conditioned or delayed).

SECTION 6.02. Consistency. Unless there is a Determination to the contrary, the Purchaser and Sellers agree to report and cause to be reported for all purposes, including federal, state and local Tax purposes and financial reporting purposes, all Tax-related items (including without limitation the Basis Adjustment and each Tax Benefit Payment) in a manner consistent with that specified by the Purchaser in any Schedule required to be provided by or on behalf of the Purchaser under this Agreement.

SECTION 6.03. Cooperation. The Sellers shall (a) furnish to the Purchaser in a timely manner such information, documents and other materials as the Purchaser may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Purchaser and its representatives to provide explanations of documents and materials and such other information as the Purchaser or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter.

ARTICLE VII

SECTION 7.01. Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means (including email), with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Purchaser or Umbrella, to: Alvarium Tiedemann Holdings, Inc. 520 Madison Avenue, 21st Floor New York, NY 10022 Attention: Kevin Moran Email: [Omitted]	with a copy (which will not constitute notice) to: Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Attention: Craig Sklar Email: [Omitted]

Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.

SECTION 7.02. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.03. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 7.04. Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. All disputes arising out of or relating to this Agreement shall be heard and determined exclusively in New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan (the “Specified Courts”). Each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any dispute arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such dispute, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the dispute is brought in an inconvenient forum, that the venue of the dispute is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any dispute shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other dispute relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 7.01. Nothing in this Section 7.04 shall affect the right of any party to serve legal process in any other manner permitted by law.

SECTION 7.05. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT

IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.05.

SECTION 7.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 7.07. Assignment; Amendments; Successors.

(a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the Purchaser and Umbrella, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning party of its obligations hereunder; provided, however, that to the extent a Seller transfers or assigns Class B Common Units in Umbrella to a Person in accordance with the LLC Agreement, it may transfer or assign its rights hereunder to such Person, in which case such Person shall execute a joinder agreement agreeing to be bound by the terms hereof.

(b) This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Purchaser, Umbrella and the holders of a majority of the Class B Common Units of Umbrella.

(c) All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and legal representatives. The Purchaser shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Purchaser, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Purchaser would be required to perform if no such succession had taken place.

SECTION 7.08. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SECTION 7.09. Reconciliation. In the event that the Purchaser and the Sellers are unable to resolve a disagreement within the relevant period designated in this Agreement, the matter shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be employed by a nationally recognized accounting firm or a law firm, and the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with either the Purchaser or the Sellers or other actual or potential conflict of interest. The Expert shall resolve any matter relating to a Schedule or an amendment thereto within 30 calendar days after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement is due or any Tax Return reflecting the subject of a disagreement is due, such payment shall be made on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Purchaser, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such expert or amending any Tax Return shall be borne by the party who did not have the prevailing position, or if a compromise is reached by the Purchaser and the Sellers, the costs and expenses shall be borne equally by the parties. The Expert shall determine which party prevails. The determinations of the Expert pursuant to this Section 7.09 shall be binding on the Purchaser and the Sellers absent manifest error.

SECTION 7.10. Withholding. The Purchaser shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Purchaser is required to deduct and withhold with respect to such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Purchaser, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Sellers or their successors).

SECTION 7.11. Expenses. The costs and expenses relating to the engagement of Advisory Firms shall be borne by the Purchaser and Sellers as follows: (i) fifteen percent (15%) of such costs and expenses shall be borne by the Purchaser, and (ii) eighty-five percent (85%) of such costs and expenses shall be borne by the Sellers, in accordance with the LLC Agreement.

IN WITNESS WHEREOF, the Purchaser, Umbrella and Sellers have duly executed this Agreement as of the date first written above.

Purchaser:

Alvarium Tiedemann Holdings, Inc.

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Chief Executive Officer

Umbrella:

Alvarium Tiedemann Capital, LLC

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Chief Executive Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Barbara Warga
Name:	Barbara Warga
Title:	N/A

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Carl H. Tiedemann Irrevocable Trust, Tiedemann Trust Company as Trustee

By:	/s/ Hayes A. Roberts
Name:	Hayes A. Roberts
Title:	Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Drew Figdor
Name:	Drew Figdor
Title:	N/A

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Edmonds Bafford
Name:	Edmonds Bafford
Title:	Partner/Analyst

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ George Sophocles
Name:	George Sophocles
Title:	Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Grace Crandall
Name:	Grace Crandall
Title:	Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ GSH Holding 8 GMBH
Name:	GSH Holding 8 GMBH
Title:	Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ GSH Holding 9 GMBH
Name:	GSH Holding 9 GMBH
Title:	Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ John Carbine
Name:	John Carbine
Title:	Chief Information Security Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Robert Jakacki
Name:	Robert Jakacki
Title:	CEO

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Laurie A. Birrittella
Name:	Laurie A. Birrittella
Title:	CAO

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Managing Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Michael Fastert
Name:	Michael Fastert
Title:	Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Myles R. Birrittella
Name:	Myles R. Birrittella
Title:	Owner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers: Navarino Associates Ltd

By:	/s/ James Marler
Name:	James Marler
Title:	President

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Paul Gleize
Name:	Paul Gleize
Title:	Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers: Kari Tiedemann QDOT, Tiedemann Trust Company as Trustee

By:	/s/ Hayes A. Roberts
Name:	Hayes A. Roberts
Title:	Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Spiros Maliagros
Name:	Spiros Maliagros
Title:	Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Steve Tangredi
Name:	Steve Tangredi
Title:	Chief Information Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Swartberg Holding 1 AG
Name:	Swartberg Holding 1 AG
Title:	Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Swartberg Holding 2 AG
Name:	Swartberg Holding 2 AG
Title:	Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Adam Gentile
Name:	Adam Gentile
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Alex Hokanson
Name:	Alex Hokanson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Amanda Flynn
Name:	Amanda Flynn
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Andrew Douglass
Name:	Andrew Douglass
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Antonio Casal and Ana Isabel Casal Living Trust

By:	/s/ Antonio Casal
Name:	Antonio Casal
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Brad Lackey
Name:	Brad Lackey
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Brian Neiman
Name:	Brian Neiman
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Brian Pierson
Name:	Brian Pierson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Brittany Cook
Name:	Brittany Cook
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Brodie Cobb
Name:	Brodie Cobb
Title:	Individual

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Brooke Connell
Name:	Brooke Connell
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Brugler Family Trust

By:	/s/ Bruce Brugler
Name:	Bruce Brugler
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Chauncey Close LLC

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Managing member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	CHT Fam Tst Ar 3rd fbo C Hans Tiedemann

By:	/s/ Hans Tiedemann
Name:	Hans Tiedemann
Title:	Mr

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	CHT Fam Tst Ar 3rd fbo Leigh Tiedemann

By:	/s/ Leigh Tiedemann
Name:	Leigh Tiedemann
Title:	Beneficiary

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	CHT Fam Tst Ar 3rd fbo Mark Tiedemann

By:	/s/ Mark Tiedemann
Name:	Mark Tiedemann
Title:	Owner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	CHT Fam Tst Ar 3rd fbo Michael G Tiedemann

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Managing Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Cobb Descendants Insurance Trust

By:	/s/ Brodie Cobb
Name:	Brodie Cobb
Title:	Grantor

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers: Cobb Partners

By:	/s/ Brodie Cobb
Name:	Brodie Cobb
Title:	General Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Colin Carter
Name:	Colin Carter
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Craig L. Smith
Name:	Craig L. Smith
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers: David Dove Irrevocable Trust

By:	/s/ Leigh Tiedemann
Name:	Leigh Tiedemann
Title:	Beneficiary

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers: Dollar Mountain LLC

By:	/s/ Brad Harrison
Name:	Brad Harrison
Title:	Managing Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Edward Lazar
Name:	Edward Lazar
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers: Evers Family Trust

By:	/s/ Ben Evers
Name:	Ben Evers
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Evers Revocable Trust

By:	/s/ William Evers
Name:	William Evers
Title:	MD

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Ferreri-Hackett Trust

By:	/s/ Pablo Ferreri
Name:	Pablo Ferreri
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Frances Daniels
Name:	Frances Daniels
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Hayes A. Roberts Trust U/D/D July 7, 2021

By:	/s/ Hayes Roberts
Name:	Hayes Roberts
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	James Bertles Revocable Trust

By:	/s/ Jim Bertles
Name:	Jim Bertles
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Jennifer Ayer
Name:	Jennifer Ayer
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Jerome Deren
Name:	Jerome Deren
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Joseph Melican
Name:	Joseph Melican
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Julie Dunnington
Name:	Julie Dunnington
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Kevin Moran
Name:	Kevin Moran
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Kimberly Evans
Name:	Kimberly Evans
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Mark deVries
Name:	Mark deVries
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Mercury Exploration Company

By:	/s/ Glenn Darden
Name:	Glenn Darden
Title:	Chairman

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Michael Brady
Name:	Michael Brady
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Managing Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Nelson Bowers
Name:	Nelson Bowers
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Richard Insley
Name:	Richard Insley
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Richard B Nye
Name:	Richard B Nye
Title:	Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Robert and Cristina Morris Trust

By:	/s/ Robert B. Morris III
Name:	Robert B. Morris III
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	RT Management LLC

By:	/s/ Tim Cavanaugh
Name:	Tim Cavanaugh
Title:	mgr

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Samantha Dean
Name:	Samantha Dean
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Stephen D. Scott
Name:	Stephen D. Scott
Title:	N/A

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Stephen J. Aucamp Revocable Trust

By:	/s/ Stephen Aucamp
Name:	Stephen Aucamp
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Swartberg Holding 1 AG

By:	/s/ Rob Weeber
Name:	Rob Weeber
Title:	Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Teresa Wells
Name:	Teresa Wells
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Alexis Galen Brugler 2021 GST Trust

By:	/s/ Christopher Scott Dauer
Name:	Christopher Scott Dauer
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Duncan Chase Brugler 2021 GST Trust

By:	/s/ Christopher Scott Dauer
Name:	Christopher Scott Dauer
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Jacob Dann Zlot 2021 GST Trust

By:	/s/ Zachary Rubin
Name:	Zachary Rubin
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Kelly Nicole Brugler 2021 GST Trust

By:	/s/ Christopher Scott Dauer
Name:	Christopher Scott Dauer
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Leslie T. Merrick 2012 Irrevocable Trust

By:	/s/ Leslie T. Merrick
Name:	Leslie T. Merrick
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Michael Glenn Tiedemann 2012 Trust

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	Managing Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Nicholas A. Merrick 2012 Irrevocable Trust

By:	/s/ Nicholas Merrick
Name:	Nicholas Merrick
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Noah Morris Zlot 2021 GST Trust

By:	/s/ Zachary Rubin
Name:	Zachary Rubin
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	The Samuel Wolf Zlot 2021 GST Trust

By:	/s/ Zachary Rubin
Name:	Zachary Rubin
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	West Bay Capital, LLC

By:	/s/ Stephen D. Scott
Name:	Stephen D. Scott
Title:	President

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ William H. Donaldson
Name:	William H. Donaldson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ William Lamm
Name:	William Lamm
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	William S. Price III Revocable Trust

By:	/s/ Bill Price
Name:	Bill Price
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Yelverton Revocable Trust

By:	/s/ Mike Yelverton
Name:	Mike Yelverton
Title:	Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:

By:	/s/ Yves-André Istel
Name:	Yves-André Istel
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the Purchaser, Sellers and Sellers Advisory Firm have duly executed this Agreement as of the date first written above.

Sellers:	Zlot Family Trust

By:	/s/ Jeff Zlot
Name:	Jeff Zlot
Title:	Trustee

[Signature Page to Tax Receivable Agreement]